Exhibit 21

Medtronic plc and Subsidiaries
As of April 24, 2015

Company	Jurisdiction of Formation
7157240 Canada Inc.	Canada
A&E Hangers Taiwan Co., Ltd.	Taiwan
A&E India Pvt Ltd	India
A&E Karner Limited	United Kingdom
A&E Productos de Costa Rica, S.A.	Colombia
A&E Products (Far East) Limited	Hong Kong
A&E Products de Honduras S.A.	Honduras
A&E Products do Brasil Ltda.	Brazil
A&E Products Group, Inc.	Delaware
A&E Products Korea Ltd.	Bahamas, The
A&E Products South Africa (Proprietary) Limited	South Africa
Ablation Frontiers L.L.C.	Delaware
Accucomp (Pty.) Ltd.	South Africa
Accufusion (Pty.) Ltd.	South Africa
Advanced Absorbent Products Holdings Limited	United Kingdom
Advanced Medical Technologies AG	Germany
Advanced Uro-Solutions, L.L.C.	Tennessee
Airox SAS	France
Airox, Inc.	Delaware
Argyle Medical Industries (U.K.) Limited	United Kingdom
Arterial Vascular Engineering Canada, Company	Canada
Arterial Vascular Engineering UK Limited	United Kingdom
ASE Partners SAS	France
ATS Acquisition Co., Inc.	Minnesota
Auto Suture do Brasil Ltda.	Brazil
Auto Suture European Services Center	France
Auto Suture Holdings Pty Limited	Australia
Auto Suture Puerto Rico, Inc.	Connecticut
Auto Suture U.K. Limited	United Kingdom
Aviation Acquisition Co., Inc.	Minnesota
Aviation US Parent, Inc.	Minnesota
Barrx Medical Inc.	Delaware
Batts Far East Limited	Hong Kong
Batts LLC	Delaware
Batts, Inc.	Delaware
Beacon Endoscopic Limited	United Kingdom
Beacon Endoscopic LLC	Delaware
Beijing Libeirer Biology Engineering Research Institute Co., Ltd.	China
Beijing Wei Rui Medical Devices Co., Ltd.	China
Biostar Biomedikal Muhendislik Anonim Sirketi	Turkey
Bo Yao (Shanghai) Medical Device Co. Ltd.	China
Cardiocom UK LTD	United Kingdom
Cardiocom, LLC	Minnesota
Carlisle Philippines, Inc.	Philippines

Carlisle Recycling de Mexico S.A. de C.V.	Mexico
Carmel Biosensors Ltd.	Israel
CCI Centro Covidien de Inovacao e Educacao para a Saude Ltda	Brazil
CCI Istanbul Teknolojik Hizmetler Limited Sirketi	Turkey
CDK U.K. Limited	United Kingdom
CG Saglik Limited Sirketi	Turkey
Changhou Kangdi Medical Stapler Co., Ltd.	China
Changhou Kanghui Medical Innovation Co., Ltd.	China
Coated Products GP, Inc.	Nevada
Coated Products Holdings, Inc.	Delaware
Comercial Kendall (Chile) Limitada	Chile
Comforta Healthcare Ltd. (UK)	United Kingdom
Corventis Europe BVBA	Belgium
Corventis Limited	United Kingdom
Corventis Pte. Ltd.	Singapore
Covidien (China) Medical Devices Technology Co., Ltd.	China
Covidien (Gibraltar) Holding Limited	Gibraltar
Covidien (Gibraltar) Limited	Gibraltar
Covidien (HKSAR) Co., Limited	Hong Kong
Covidien (Israel) Ltd.	Israel
Covidien (Proprietary) Limited	South Africa
Covidien (Shanghai) Management Consulting Co., Ltd.	China
Covidien (Taiwan) Ltd.	Taiwan
Covidien (Thailand) Limited	Thailand
Covidien (UK) Commercial Limited	United Kingdom
Covidien (UK) Manufacturing Ltd	United Kingdom
Covidien Adhesives Italia, S.p.A.	Italy
Covidien AG	Switzerland
Covidien Argentina S.A.	Argentina
Covidien Asia Investments Limited	Mauritius
Covidien Australia Pty Ltd	Australia
Covidien Austria GmbH	Austria
Covidien Belgium 2 NV	Belgium
Covidien Canada Holdings (A) Cooperatie U.A.	Netherlands
Covidien Canada Holdings (B) Cooperatie U.A.	Netherlands
Covidien Canada Holdings (C) Cooperatie U.A.	Netherlands
Covidien Canada Holdings LLC	Delaware
Covidien Canada ULC	Canada
Covidien Caribbean, Inc.	Delaware
Covidien Colombia S.A.	Colombia
Covidien Danmark A/S	Denmark
Covidien Delaware VI Corp.	Delaware
Covidien Deutschland GmbH	Germany
Covidien Deutschland Manufacturing GmbH	Germany
Covidien ECE s.r.o.	Slovakia
Covidien Engineering Services Private Limited	India
Covidien Eurasia LLC	Russia
Covidien Europe BVBA	Belgium
Covidien Finance International GmbH	Switzerland
Covidien Finance Ireland Limited	Ireland

Covidien Finland Oy	Finland
Covidien France Holdings (A) Cooperatie U.A.	Netherlands
Covidien France Holdings (B) Cooperatie U.A.	Netherlands
Covidien France Holdings, Inc.	Connecticut
Covidien France SAS	France
Covidien Group S.a.r.l.	Luxembourg
Covidien Healthcare Holding UK Limited	United Kingdom
Covidien Healthcare India Private Limited	India
Covidien Healthcare International Trading (Shanghai) Co., Ltd.	China
Covidien Healthcare Trading (Shanghai) Co., Ltd.	China
Covidien Hellas S.A.	Greece
Covidien Holding Inc.	Delaware
Covidien Holdings International Corporation	Delaware
Covidien Holdings Ireland Limited	Ireland
Covidien Holdings S.a.r.l.	Luxembourg
Covidien Hong Kong Limited	Hong Kong
Covidien Hong Kong No. 2 Limited	Hong Kong
Covidien Hungary Kft.	Hungary
Covidien International (US) Holdings A, LLC	Delaware
Covidien International Finance S.A.	Luxembourg
Covidien International S.a.r.l.	Luxembourg
Covidien Ireland Commercial Limited	Ireland
Covidien Ireland Limited	Ireland
Covidien Israel Holdings Ltd.	Israel
Covidien Israel Investments Ltd.	Israel
Covidien Israel Surgical Research Ltd	Israel
Covidien Italia S.p.A.	Italy
Covidien Japan, Inc.	Japan
Covidien Korea, Inc.	South Korea
Covidien Limited	Ireland
Covidien llc	Delaware
Covidien Logistics BVBA	Belgium
Covidien LP	Delaware
Covidien Ltd.	Bermuda
Covidien Lyon	France
Covidien Manufacturing Grenoble	France
Covidien Manufacturing Solutions, S.A.	Costa Rica
Covidien Medical	Russia
Covidien Medical Products (Shanghai) Manufacturing L.L.C.	China
Covidien Nederland B.V.	Netherlands
Covidien New Zealand Limited	New Zealand
Covidien Nigeria Limited	Nigeria
Covidien Norge AS	Norway
Covidien Peru S.A.	Peru
Covidien Philippines, Inc.	Philippines
Covidien Polska Sp.z.o.o.	Poland
Covidien Portugal, Produtos De Saude Lda.	Portugal
Covidien Private Limited	Singapore
Covidien Pty Limited	Australia
Covidien Saglik A.S.	Turkey

Covidien Sales LLC	Delaware
Covidien Schweiz AG	Switzerland
Covidien Sendirian Berhad	Malaysia
Covidien Services Europe Limited	Ireland
Covidien Sigma Limited	Bermuda
Covidien Spain S.L.	Spain
Covidien Sverige AB	Sweden
Covidien Swiss Holdings GmbH	Switzerland
Covidien Trevoux	France
Covidien UK Holding Ltd	United Kingdom
Covidien UK Limited	United Kingdom
Covidien Uruguay S.A.	Uruguay
Covidien US Holdings, Inc.	Delaware
Covidien Ventures Ltd.	Bermuda
Covidien VII (Denmark) ApS	Denmark
Davis & Geck Caribe Limited	Cayman Islands
Dendron GmbH	Germany
Diabeter B.V.	Netherlands
Diabeter Zorg B.V.	Netherlands
DISAB Diagnostic Imaging Holding AB	Sweden
Especialidades Medicas Kenmex, S.A. de C.V.	Mexico
Euro-Flex de Mexico, S.A. de C.V.	Mexico
ev3 Australia Pty Limited	Australia
ev3 B.V.	Netherlands
ev3 Canada Inc.	Canada
ev3 International, Inc.	Delaware
ev3 Limited	United Kingdom
ev3 Medical Devices (Beijing) Company, Ltd.	China
ev3 Singapore Pte. Limited	Singapore
ev3, Inc.	Delaware
First Lafayette Holdings, LLC	Delaware
Floreane Medical Implants	France
Ganmill Limited	United Kingdom
GC Holding, Inc.	Delaware
Georgia Packaging, Inc.	Delaware
Given Imaging (Asia Pacific) Pte. Ltd.	Singapore
Given Imaging (Asia) Company Limited	Hong Kong
Given Imaging (Los Angeles) LLC	California
Given Imaging B.V.	Netherlands
Given Imaging do Brazil Ltda.	Brazil
Given Imaging GmbH	Germany
Given Imaging K.K.	Japan
Given Imaging Ltd.	Israel
Given Imaging Pty Limited	Australia
Given Imaging Vietnam Co., Ltd.	Vietnam
Given Imaging, Inc.	Delaware
Graphic Controls (Barbados), Ltd.	Barbados
Graphic Holdings, Inc.	Delaware
Healthcare Aviation Trust	Maryland
Heartstone Services GmbH	Switzerland

HET Systems, LLC	Delaware
Imedex Biomateriaux	France
Inbrand Holdings Limited	United Kingdom
Inbrand Limited	United Kingdom
Inbrand UK Limited	United Kingdom
India Medtronic Private Limited	India
InnerDyne Holdings, Inc.	Delaware
InnerDyne, Inc.	Delaware
Invatec S.p.A.	Italy
Invatec Technology Center GmbH	Switzerland
Karner Europe AB	Sweden
Karner Europe GmbH	Germany
Kendall Company of South Africa (Pty) Limited, The	South Africa
Kendall de Mexico, S.A. de C.V.	Mexico
Kendall de Venezuela, C.A.	Venezuela
Kendall Gammatron Limited	Thailand
Kendall Innovadores en Cuidados al Paciente S.A.	Costa Rica
Kendall Ludlow Holding Corporation	Delaware
Kendall SAS	France
Kendall, S.A. (Panama)	Panama
KMS Colon, Panama, S.A.	Panama
KMS Montevideo, Uruguay, S.A.	Uruguay
Kyphon Americas, Inc.	Delaware
Kyphon Cayman Ltd.	Cayman Islands
Kyphon Ireland Research Holding Limited	Ireland
Kyphon S.à.r.l.	Switzerland
Kyphon South Africa (Properietary) Ltd.	South Africa
La Trevoltiane	France
Lafayette Healthcare Limited	United Kingdom
Lafayette Pharmaceuticals Pty Limited	Australia
Life Design Systems, Inc.	Wisconsin
Ludlow Technical Products Canada, Ltd.	Canada
Ludlow Technical Products Corporation	New York
Ludlow Technical Products France	France
Magnolia Medical, LLC	Delaware
Makani II Limited	Ireland
Mallinckrodt Asia Pacific Pte. Ltd.	Singapore
Mallinckrodt DAR Srl	Italy
Mallinckrodt Holdings B.V.	Netherlands
Mallinckrodt Holdings, LLC	Delaware
Mallinckrodt International Financial Services Company	Ireland
Mallinckrodt Medical	Ireland
Mallinckrodt Medical S.A.	Spain
Mallinckrodt Polska Sp.z o.o.	Poland
Mallinckrodt Sweden AB	Sweden
Mallinckrodt US LLC	Delaware
Mareane	France
Medefield Pty Limited	Australia
Medical Device Accelerator SA	Switzerland
Medical Education Y.K.	Japan

Medical Weigao Orthopaedic Device Company Limited	China
Mediquip Sdn. Bhd.	Malaysia
Medtronic (Africa)(Proprietary) Limited	South Africa
Medtronic (Schweiz) A.G. (Medtronic (Suisse) S.A.)	Switzerland
Medtronic (Shanghai) Ltd.	China
Medtronic (Shanghai) Management Co. Ltd.	China
Medtronic (Taiwan) Ltd.	Taiwan
Medtronic (Thailand) Limited	Thailand
Medtronic 3F Therapeutics, Inc.	Delaware
Medtronic Ablation Frontiers LLC	Delaware
Medtronic Ablation Reorganization LLC	Delaware
Medtronic Adriatic d.o.o.	Croatia
Medtronic Advanced Energy Acquisition LLC	Delaware
Medtronic Advanced Energy LLC	Delaware
Medtronic Advanced Energy Luxembourg S.a.r.l.	Luxembourg
Medtronic Advanced Energy Luxembourg S.a.r.l. LLC	Minnesota
Medtronic AF Acquisition LLC	Delaware
Medtronic AF Luxembourg S.a.r.l.	Luxembourg
Medtronic Aktiebolag	Sweden
Medtronic Angiolink, Inc.	Delaware
Medtronic Ardian Acquisition LLC	Delaware
Medtronic Ardian LLC	Delaware
Medtronic Ardian Luxembourg S.a.r.l.	Luxembourg
Medtronic Ardian Luxembourg S.a.r.l. LLC	Delaware
Medtronic Asia, Ltd.	Minnesota
Medtronic ATS Medical, Inc.	Minnesota
Medtronic Australia Pty Ltd.	Australia
Medtronic B.V.	Netherlands
Medtronic Bakken Research Center B.V.	Netherlands
Medtronic Belgium S.A./N.V.	Belgium
Medtronic Bio-Medicus, Inc.	Minnesota
Medtronic BioPharma B.V.	Netherlands
Medtronic BioPharma Sarl	Switzerland
Medtronic Braun, Inc.	Colorado
Medtronic Chile SpA	Chile
Medtronic China Kanghui Holdings	Cayman Islands
Medtronic China, Ltd.	Minnesota
Medtronic Comercial Ltda.	Brazil
Medtronic CoreValve LLC	Delaware
Medtronic CryoCath LP	Canada
Medtronic CV Luxembourg LLC	Minnesota
Medtronic CV Luxembourg S.a.r.l.	Luxembourg
Medtronic CV Reorganization, LLC	Delaware
Medtronic CV, LLC	Delaware
Medtronic Czechia s.r.o.	Czech Republic
Medtronic Danmark A/S	Denmark
Medtronic do Brasil Ltda.	Brazil
Medtronic Europe BVBA/SPRL	Belgium
Medtronic Europe Sarl	Switzerland
Medtronic Fabrication SAS	France

Medtronic Finland Oy	Finland
Medtronic France S.A.S.	France
Medtronic G.m.b.H.	Germany
Medtronic Global Holdings GP S.a.r.l.	Luxembourg
Medtronic Global Holdings S.C.A.	Luxembourg
Medtronic Hellas Medical Device Commercial S.A.	Greece
Medtronic Holding Switzerland G.m.b.H.	Switzerland
Medtronic Holdings Unlimited	British Virgin Islands
Medtronic Hong Kong Limited	Hong Kong
Medtronic Hungaria Kereskedelmi Kft	Hungary
Medtronic Ibérica S.A.	Spain
Medtronic International Technology, Inc.	Minnesota
Medtronic International Holding LLC	Minnesota
Medtronic International Trading Pte. Ltd.	Singapore
Medtronic International Trading Sarl	Switzerland
Medtronic International Trading, Inc.	Minnesota
Medtronic International, Ltd.	Delaware
Medtronic Interventional Vascular, Ltd.	Massachusetts
Medtronic Invatec LLC	Delaware
Medtronic IP Holding International Luxembourg S.a.r.l.	Luxembourg
Medtronic Ireland Limited	Ireland
Medtronic Ireland Manufacturing	Ireland
Medtronic Irish Finco	Ireland
Medtronic Italia S.p.A.	Italy
Medtronic Japan Co., Ltd.	Japan
Medtronic Jolife LLC	Delaware
Medtronic Kazakhstan Limited Liability Partnership	Kazakstan
Medtronic KL Holdings LLC	Minnesota
Medtronic Korea Ltd.	South Korea
Medtronic Latin America, Inc.	Minnesota
Medtronic Limited	United Kingdom
Medtronic LLC	Russia
Medtronic Logistics LLC	Minnesota
Medtronic Luxembourg Global Holdings S.a.r.l.	Luxembourg
Medtronic Luxembourg Investments S.a.r.l.	Luxembourg
Medtronic Medical Device (Chengdu) Co., Ltd.	China
Medtronic Medikal Teknoloji Ticaret Limited Sirketi	Turkey
Medtronic Mediterranean SAL	Lebanon
Medtronic META FZ-LLC	United Arab Emirates
Medtronic Mexico S. de R.L. de C.V. (Tijuana)	Mexico
Medtronic Micro Motion Sciences, Inc.	Delaware
Medtronic MiniMed, Inc.	Delaware
Medtronic Monitoring, Inc.	Delaware
Medtronic Navigation Israel Ltd.	Israel
Medtronic Navigation, Inc.	Delaware
Medtronic New Zealand Limited	New Zealand
Medtronic Norge AS	Norway
Medtronic Oesterreich G.m.b.H.	Austria
Medtronic of Canada Ltd.	Canada
Medtronic Pacific Trading, Inc.	Minnesota

Medtronic Philippines, Inc.	Philippines
Medtronic Poland Sp.z o.o.	Poland
Medtronic Portugal, Lda	Portugal
Medtronic PS Acquisition LLC	Delaware
Medtronic PS Medical, Inc.	California
Medtronic PS Reorganization LLC	Delaware
Medtronic Puerto Rico Operations Co.	Cayman Islands
Medtronic R&D Diabetes Denmark A/S	Denmark
Medtronic S. de R.L. de C.V. (Mexico City)	Mexico
Medtronic S.A.I.C.	Argentina
Medtronic Servicios S. de R.L. de C.V.	Mexico
Medtronic Singapore Operations Pte. Ltd.	Singapore
Medtronic Slovakia s.r.o.	Slovakia
Medtronic Sofamor Danek Co., Ltd.	Japan
Medtronic Sofamor Danek South Africa (Proprietary) Limited	South Africa
Medtronic Sofamor Danek USA, Inc.	Tennessee
Medtronic Sofamor Danek, Inc.	Indiana
Medtronic Sofamore Danek Deggendorf GmbH	Germany
Medtronic Spinal and Biologics Europe BVBA	Belgium
Medtronic Spine International Holding Company	Cayman Islands
Medtronic Spine LLC	Delaware
Medtronic Trading NL BV	Netherlands
Medtronic Transneuronix, Inc.	Delaware
Medtronic Urinary Solutions, Inc.	Ohio
Medtronic USA, Inc.	Minnesota
Medtronic Vascular Galway	Ireland
Medtronic Vascular Holdings	Ireland
Medtronic Vascular, Inc.	Delaware
Medtronic Ventor Technologies Ltd.	Israel
Medtronic Vertelink, Inc.	California
Medtronic VidaMed, Inc.	Delaware
Medtronic VT, LLC	Delaware
Medtronic World Trade Corporation	Minnesota
Medtronic Xomed, Inc.	Delaware
Medtronic, Inc.	Minnesota
Micro Therapeutics, Inc.	Maryland
MiniMed Pty Ltd.	Australia
MMJ, S.A. de C.V.	Mexico
MSCH LLC	Delaware
NayaMed France S.A.S.	France
NayaMed International Sàrl	Switzerland
NayaMed International, S.A.	Spain
NayaMed Italy S.r.l.	Italy
NayaMed Poland Sp. Z o.o	Poland
Nellcor Puritan Bennett Ireland	Ireland
Nellcor Puritan Bennett Ireland Holdings	Ireland
Nellcor Puritan Bennett LLC	Delaware
Nellcor Puritan Bennett Mexico, S.A. de C.V.	Mexico
New Wave Surgical, LLC	Delaware
Newport Medical (Asia) Limited	Hong Kong

Newport Medical Instruments, Inc.	California
NGC Medical UK Limited	United Kingdom
Nippon Covidien Ltd.	Japan
Nobles Medical Technology, Inc.	Delaware
Old Colony State Insurance Company	Vermont
Oridion Capnography, Inc.	California
Oridion Medical 1987 Ltd.	Israel
Oridion Systems Ltd.	Israel
Osteotech, Inc.	Delaware
Panmedica Pty Limited	Australia
Peak Surgical, Cayman	Cayman Islands
Plastics Holding Corporation	Nevada
Polyken Technologies Europe, Inc.	Delaware
Polysuture Industria e Comercio Ltda.	Brazil
Power Medical Interventions Deutschland GmbH	Germany
Pryor and Howard (1988) Limited	United Kingdom
PT Medtronic Indonesia	Indonesia
PT. COVIDIEN INDONESIA	Indonesia
PTB International LLC	Delaware
Raychem Tecnologias, S. de R.L. de C.V.	Mexico
Raychem Tijuana Services, S.A. de C.V.	Mexico
Retail Group de Mexico S.A. de C.V.	Mexico
Reverse Medical LLC	Delaware
Rheinstone AG	Switzerland
Salient Coop Partner LLC	Delaware
Salient Surgical Technologies B.V.	Netherlands
Salient Surgical Technologies Cooperatief U.A.	Netherlands
Sanatis GmbH	Germany
Sapheon LLC	California
Sapheon Vascular B.V.	Netherlands
Setagon, Inc.	Delaware
Shanghai Zhikang Medical Devices Co., Ltd.	China
Sherwood Medical Company I	Delaware
Sherwood Medical Industries Pty Ltd	Australia
Societe De Fabrication de Material Orthopedique En Abrege Sofamor	France
Sofradim Production	France
Soluciones para Hospitales NGC Medical SL	Spain
Somanetics Corporation	Delaware
Sophono, Inc.	Colorado
SpinalGraft Technologies, LLC	Tennessee
Stentex Holding Sarl	Luxembourg
superDimension (Europe) GmbH	Germany
superDimension Ltd.	Israel
superDimension, Inc.	Delaware
TGM Medical, Inc.	Delaware
THC Holdings Limited	Thailand
THC Pool LLC	Nevada
The Beacon (No. 1) Limited Partnership	United Kingdom
Tissue Science Laboratories Limited	United Kingdom
Trigate (Pty.) Ltd.	South Africa

Trinance (Pty.) Ltd.	South Africa
Tyco Plastics International Trading (Shanghai) Co., Ltd.	China
TYRX, Inc.	Delaware
U.S.S.C. Puerto Rico (NY), Inc.	New York
U.S.S.C. Puerto Rico, Inc.	Cayman Islands
United States Surgical Corporation	Delaware
USSC (Deutschland) GmbH	Germany
USSC Financial Services Inc.	Connecticut
USSC FSC, Inc.	Barbados
USSC Medical GmbH	Germany
Valera Holdings S.a.r.l.	Luxembourg
Valleylab (Australia) Pty Limited	Australia
Valleylab Holding Corporation	Delaware
Verdana Holdings Limited	Gibraltar
Vidi Colon Management GmbH	Germany
Visualase, Inc.	Delaware
Vitatron A.G.	Switzerland
Vitatron Belgium S.A./N.V.	Belgium
Vitatron Czechia s.r.o.	Czech Republic
Vitatron Finland Oy	Finland
Vitatron Holding B.V.	Netherlands
Vitatron Medical España, S.A.	Spain
Vitatron Nederland B.V.	Netherlands
Vitatron Portugal – Comercio e Distrivuicao de Dispositivos Medicos, Lda	Portugal
Vitatron Sweden Aktiebolag i likidation	Sweden
VNUS Medical Technologies II, Inc.	Delaware
Warsaw Orthopedic Inc.	Indiana
WEM Equipamentos Electronicos Ltda.	Brazil
Zephyr Technology Limited	New Zealand
Zephyr Technology LLC	Delaware